BARON CAPITAL®

BARON SELECT FUNDS®
SUMMARY PROSPECTUS
APRIL 30, 2026

Baron Global Opportunity Fund™

Retail Shares: BGAFX
Institutional Shares: BGAIX
R6 Shares: BGLUX

Before you invest, you may want to review the Fund 's Prospectus, which contains more information about the Fund and its risks. You can find the Fund 's Prospectus, reports to shareholders, and other information about the Fund online at connect.rightprospectus.com/Baron. You can also get this information at no cost by calling 800-99-BARON or by sending an email request to info@BaronCapitalGroup.com. The Fund's Prospectus and statement of additional information, dated 4/30/2026, as may be supplemented, are incorporated by reference into this summary prospectus.

Baron Global Opportunity Fund

Investment Goal

The investment goal of Baron Global Opportunity FundTM (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses[1]	Expense Reimburse- ments	Total Annual Fund Operating Expenses After Expense Reimburse- ments[1]
Baron Global Opportunity Fund
Retail Shares	0.85%	0.25%	0.11%	1.21%	(0.06)%	1.15%
Institutional Shares	0.85%	0.00%	0.09%	0.94%	(0.04)%	0.90%
R6 Shares	0.85%	0.00%	0.09%	0.94%	(0.04)%	0.90%

[1]	BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract with an 11-year term terminating on August 29, 2036, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest and dividend expense, acquired fund fees and expenses, fees and expenses related to filing foreign tax reclaims, and extraordinary expenses are not subject to the operating expense limitation) to 1.15% of average daily net assets of Retail Shares, 0.90% of average daily net assets of Institutional Shares, and 0.90% of average daily net assets of R6 Shares. Only the Board of Trustees of the Fund may terminate the expense reimbursement agreement prior to its termination date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
Baron Global Opportunity Fund
Retail Shares	$117	$365	$633	$1,398
Institutional Shares	$92	$287	$498	$1,108
R6 Shares	$92	$287	$498	$1,108

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a diversified fund that, under normal circumstances, invests primarily in equity securities of established and emerging markets companies located throughout the world, with capitalizations within the range of companies included in the MSCI ACWI Index Net USD. At all times, the Fund will have investments in equity securities of companies in at least three countries outside of the U.S. Under normal conditions, at least 40% of the Fund’s net assets will be invested in stocks of companies outside the U.S. (at least 30% if foreign market conditions are not favorable). The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

Principal Risks of Investing in the Fund

Non-U.S. Securities. Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Developing Countries. The Fund invests in developing countries, which include countries in the MSCI Emerging Markets (EM) Index, countries in the MSCI Frontier Markets (FM) Index and other countries determined by the Adviser to be developing

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countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM and FM Indexes. Investments in developing countries are subject to all of the risks of non-U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. These risks are greater for countries in the FM Index.

Currency. This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Fund’s holdings can be significant, unpredictable and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, because exchange rate movements are volatile, the Fund’s attempts at hedging could be unsuccessful, and it may not be possible to effectively hedge the currency risks of many developing countries.

Risks Associated with Investing in Chinese Companies through Variable Interest Entities. The Fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, or that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law.

Risks of Emphasizing a Region, Country, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio. The economies and financial markets of certain regions — such as Latin America, Asia, and Europe and the Mediterranean region — can be interdependent and may all decline at the same time.

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Single or Related Issuers. Single or related issuers risk is the possibility that factors specific to an issuer or issuers to which the Fund is exposed will affect the market prices of such issuer’s securities. The performance of those issuers may have a greater effect on the Fund’s performance compared to a fund that has a greater diversity of investments in multiple issuers. Thus, a fund with concentrated investments in certain single issuers is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period. The Fund currently has a significant investment in Space Exploration Technologies Corp. (“SpaceX”). As a result, the net asset value of the Fund will be materially impacted by the price of the issuer’s stock. Before investing in the Fund, investors should carefully consider publicly available information about SpaceX. As long as the Fund maintains a substantial investment in this issuer, the Fund’s performance will be significantly affected by the performance of the stock and a decline in the price of SpaceX stock could materially and adversely affect your investment in the Fund.

Industry Concentration. From time to time, market fluctuations in the value of the Fund’s investments, combined with the Fund’s non-diversified portfolio, may result in the Fund being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. As a result, the Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, the Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of the Fund’s investment in SpaceX, which represents about 18% of its net assets as of the date of this prospectus, the Fund will be adversely impacted by developments affecting the aerospace & defense industries, as well as governmental environmental regulations. (Please see “Single or Related Issuers” in the “Principal Risks of Investing in the Fund” section.)

Growth Investing. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

Technology. Technology companies, including internet-related and information technology companies, as well as companies propelled by new technologies, may present the risk of rapid change and product obsolescence, and their successes may be difficult to predict for the long term. Some technology companies may be newly formed and have

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limited operating history and experience. Technology companies may also be adversely affected by changes in governmental policies, competitive pressures and changing demand. The securities of these companies may also experience significant price movements caused by disproportionate investor optimism or pessimism, with little or no basis in the companies’ fundamentals or economic conditions.

Information Technology Sector. Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Consumer Discretionary Sector. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, inflation, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

General Stock Market. Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and changes in U.S. trade policy. Reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, changes in

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trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others. Ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, including the joint U.S.-Israeli strikes on Iran in February 2026, present considerable market risks, the ultimate effects of which are not known but could profoundly affect global economies and markets. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Small-and Mid-Sized Companies. The Adviser believes there is more potential for capital appreciation in small-and mid-sized companies, but there also may be more risk. Securities of small-and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small-and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small-and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small-and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, 10 years, and since inception compare with those of a broad measure of market performance and a style-specific index (one reflecting the market segments in which the Fund invests), in that order. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at BaronCapitalGroup.com/daily-prices-and-performance or by calling 1-800-99BARON (1-800-992-2766).

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Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	6/30/20: 46.30%
Worst Quarter:	6/30/22: (32.39)%

Average Annual Total Returns (for periods ended 12/31/2025)

The following table shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of market indexes over various periods ended December 31, 2025. This table shows how the Fund’s performance compares to that of the MSCI ACWI Index, a broad-based securities index that captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries, and the MSCI ACWI Growth Index, which captures large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries, in which the Fund invests. The table also shows the average annual returns of the Fund’s Institutional Shares and R6 Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a
401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

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Average Annual Total Returns for the periods ended December 31, 2025

	1 year	5 years	10 years	Since Inception
Baron Global Opportunity Fund
Retail Shares (Inception date: 4-30-12)
Return before taxes	27.46%	(0.43)%	13.71%	12.57%
Return after taxes on distributions	27.46%	(0.51)%	13.66%	12.52%
Return after taxes on distributions and sale of Fund shares	16.26%	(0.35)%	11.56%	10.82%
Institutional Shares (Inception date: 4-30-12)
Return before taxes	27.53%	(0.22)%	13.95%	12.81%
R6 Shares* (Inception date: 8-31-16)
Return before taxes	27.79%	(0.18)%	13.98%	12.83%
MSCI ACWI Index (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%	10.62%
MSCI ACWI Growth Index (reflects no deduction for fees or expenses)	22.44%	11.12%	13.99%	12.59%

*	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

Management

Investment Adviser. BAMCO is the investment adviser of the Fund.

Portfolio Manager. Alex Umansky has been the portfolio manager of the Fund since its inception on April 30, 2012. Mr. Umansky has worked at the Adviser as a portfolio manager since November of 2011.

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Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$7,000 for retirement accounts ($8,000 for individuals 50 or older) and $250,000 for non-retirement accounts.

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

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	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$7,000 for retirement accounts ($8,000 for individuals 50 or older) and $250,000 for non-retirement accounts.

R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$7,000 for retirement accounts ($8,000 for individuals 50 or older) and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 801 Pennsylvania Ave, Suite 219946, Kansas City, MO 64105-1307;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website BaronCapitalGroup.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

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Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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